UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 23, 2006

RCN Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-16805	22-3498533
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

196 Van Buren Street

Herndon, VA 20170

(Address of principal executive offices, including zip code)

(703) 434-8200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K fling is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion Of Acquisition Or Disposition Of Assets.

On March 23, 2006, RCN Corporation and RCN International, Inc. (“RCN”) completed the sale of their 48.93% interests in Megacable, S.A. de C.V. (“Megacable”) and Megacable Communicaciones de Mexico S.A. (“MCM”) to Teleholding, S.A. de C.V., a Mexican entity comprised of the current shareholders of Megacable and MCM. A copy of the press release announcing the closing of the sale is attached hereto as Exhibit 99.1.

As previously announced, the net-after tax proceeds to RCN were $300 million in cash. RCN will apply the proceeds from the sale to repay debt, as required under its various debt agreements

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description

99.1	RCN Corporation Press Release, dated March 23, 2006.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RCN CORPORATION

By:	/s/ Peter D. Aquino
Name:	Peter D. Aquino
Title:	President and Chief Executive Officer

Date: March 24, 2006

Exhibit Index

Exhibit Number	Description

99.1	RCN Corporation Press Release, dated March 24, 2006.